As filed with the Securities and Exchange Commission on March 19, 2013
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	364	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	366	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(414) 287-3338
(Registrant’s Telephone Number, including Area Code)

Rachel A. Spearo, Esq.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl, Esq.
Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on March 28, 2013 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 364 to the Registration Statement of Trust for Professional Managers is being filed to add the Convergence Core Plus Fund’s audited financial statements and certain related financial information for the fiscal year ended November 30, 2012 and to make other permissible changes under Rule 485(b).

Convergence Core Plus Fund
Investment Class (MARVX)
Institutional Class (MARNX)

Prospectus

March 28, 2013

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Convergence Core Plus Fund

A series of Trust for Professional Managers (the “Trust”)

Table of Contents - Prospectus

Summary Section

Investment Objective
The investment objective of the Convergence Core Plus Fund (the “Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investment Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses
Dividends on Short Positions	1.11%(1)	1.11%
Remainder of Other Expenses	0.41%(1)	0.41%
Total Annual Fund Operating Expenses	2.77%	2.52%
(1)	Other Expenses of the Investor Class are based on estimated amounts for the Fund’s Institutional Class shares.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$280	$859	$1,464	$3,099
Institutional Class	$255	$785	$1,340	$2,856

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 275.88% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Convergence Investment Partners, LLC (the “Adviser”) believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.

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In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Foreign Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Capitalization Company Risk.  Mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The value of a security sold short may increase prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, three-year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.investcip.com or by calling the Fund toll-free at 877-677-9414.

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Institutional Class Shares(1)
Calendar Year Returns as of December 31
(1)
The return information shown in the bar chart is for Institutional Class shares.  The Investment Class shares commenced operations on January 31, 2013.  The Investment Class shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the return would differ only to the extent that the classes do not have the same expenses.

During the period shown in the bar chart, the best performance for a quarter was 15.83% (for the quarter ended March 31, 2012).  The worst performance was -17.20% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(Periods Ended December 31, 2012)
	One Year	Three Years	Since Inception (12/29/2009)
Institutional Class Shares
Return Before Taxes	20.82%	15.47%	14.82%
Return After Taxes on Distributions	19.77%	14.46%	13.82%
Return After Taxes on Distributions and Sale of Fund Shares	14.30%	12.94%	12.38%
Russell 3000® Index	16.42%	11.20%	10.81%
(reflects no deduction for fees, expenses or taxes)

After tax returns are shown for Institutional Class shares only and would vary for Investment Class shares.  Investment Class shares commenced operations on January 31, 2013.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

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Portfolio Managers
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, and Jonathan G. Franklin, Portfolio Manager and Senior Analyst of the Adviser,  have served as the portfolio managers for the Fund since the Fund commenced operations in December 2009.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Convergence Core Plus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by wire transfer or by telephone at 877-677-9414.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500 for Investment Class shares and $100,000 for Institutional Class shares.  Subsequent investments may be made with a minimum investment amount of $100 for Investment Class shares and $5,000 for Institutional Class shares.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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In vestme nt Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund’s investment objective is to seek long-term capital growth.

Change in Investment Objective and Strategies.  The Fund’s investment objective and investment strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Index. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.  With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed.  When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price.  The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.  Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.  The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.  The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

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Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing the securities held by the Fund.

•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

•
Foreign Securities Risk.  Investing in foreign securities, including direct investments and through American depositary receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  These risks will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in a foreign currency.  As a result, changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Capitalization Company Risk.  The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.  These securities may be traded over-the-counter or listed on an exchange.

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•
Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.  The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold.  However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted.  Furthermore, the Fund may be required to pay a premium or interest to the lender of the security.  The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Convergence Core Plus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 877-677-9414.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Convergence Investment Partners, LLC, a Kansas limited liability company located at 4200 West 115th Street, Suite 100, Leawood, Kansas 66211.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is entitled to an annual management fee of 1.00% of the Fund’s average daily net assets.

The Adviser is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”).  On December 16, 2008, the name of the Adviser was changed to Mariner Quantitative Solutions, LLC as a result of the acquisition of QIS Advisors by Mariner Wealth Advisors, LLC, a registered investment adviser.  On January 27, 2011, the name of the Adviser was changed to Convergence Investment Partners, LLC.  Since February 2005, the Adviser has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Fund.  As of January 31, 2013, the Adviser had approximately $245 million in assets under management.  The Adviser is majority-owned by Montage Asset Management, LLC (f/k/a Mariner Wealth Advisors), a Kansas limited liability company that is currently responsible for over $13 billion in assets under management.

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Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.75% and 1.50% for the Investment Class and Institutional Class, respectively, of the average net assets of the Fund through March 30, 2014.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement is included in the Fund’s annual report to shareholders for the period ended November 30, 2012.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to the Adviser, in 2004 and has more than 16 years of investment experience.  Mr. Abitz is the Chief Investment Officer, Partner and Director of the Adviser.  Prior to founding the Adviser, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corp. from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund.  Mr. Abitz has a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison.  He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Security Analysts of San Francisco.

Jonathan G. Franklin, Portfolio Manager and Senior Analyst of the Adviser, joined QIS Advisors, the predecessor firm to the Adviser, in 2005 and has more than 11 years of financial services experience.  Prior to joining the Adviser, Mr. Franklin was technical lead manager for Fair Isaac Corporation from 1998 to 2005.  Mr. Franklin has experience utilizing SAS, SQL, Unix and various other database management programming languages to extract, validate and transform data for client usage.  His experience also includes the discovery and investigation of client data, design of client databases, and implementation of those designs for client utilization.  Mr. Franklin has a Bachelor of Arts degree in Computer Science and Spanish from Bethel College in St. Paul, Minnesota.

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The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

Share Price
The price of the Fund’s shares is the net asset value (“NAV”) per share.  The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated on days that the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.

If market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others, or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

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All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any Account Application.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until the Fund or the Transfer Agent receives a completed Account Application.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts	Investment Class Shares	Institutional Class Shares
Minimum Initial Investment	$2,500	$100,000
Subsequent Investments	$100	$5,000

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Convergence Core Plus Fund.”

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Convergence Core Plus Fund” to:

Regular Mail	Overnight or Express Mail
Convergence Core Plus Fund	Convergence Core Plus Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

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The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 877-677-9414 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Convergence Core Plus Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  If you have accepted telephone options on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877-677-9414.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100 for Investment Class shares and $5,000 for Institutional Class shares.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

Subsequent Investments.  The minimum subsequent investment amount is $100 for Investment Class shares and $5,000 for Institutional Class shares.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at 877-677-9414 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan (Investment Class Only).  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

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Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-677-9414, or follow the instructions listed in the sections above entitled “Purchase by Mail,” “Purchase by Wire” and “Investing by Telephone.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 877-677-9414.

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How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary.  However, if you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption order.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  Redemption proceeds with respect to all requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are invested in;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

You may have the proceeds (less any applicable service charges) sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

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Redemption proceeds will be sent to the address of record.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account will require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirements at their discretion.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Convergence Core Plus Fund	Convergence Core Plus Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Telephone Redemption.  If you accepted telephone options on your Account Application (or arranged them subsequently in writing with the Fund) you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 877-677-9414.  A signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of signature authentication from a financial institution source will be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you hold your shares through a retirement account, you may not redeem shares by telephone.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

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Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or annually is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 877-677-9414 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund or for market reasons.  The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund will apply all restrictions uniformly in all applicable cases.

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Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.   As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Fund Policies
Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

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Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m. Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Redemption in Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-677-9414 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate an investor, then it will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Plan and 12b-1 Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Investment Class shares (the “12b-1 Fee”).  The maximum amount of the 12b-1 Fee authorized is 0.25% of a Fund’s average daily net assets attributable to Investment Class shares annually.  Institutional Class shares of the Fund are not subject to 12b-1 Fees.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

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Payments to Financial Intermediaries
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal I ncome Tax Consequences
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

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Due to the nature of the Fund’s investment strategies and potential high portfolio turnover rate, much of the Fund’s investment company taxable income will likely consist of net short-term capital gains. Such distributions will be treated as ordinary income for federal income tax purposes, will not be taxable as “qualified dividend” income and cannot be offset by a shareholder’s capital losses from other investments.

For non-corporate shareholders, distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to you and the IRS and you the cost basis of Fund shares acquired after January 1, 2012 when you subsequently sell or redeem those shares.  The Fund will determine cost basis using the high cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

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Financial Highlights

The following financial highlights table shows the Fund’s financial performance information for the Fund’s Institutional Class from December 29, 2009 (its commencement of operations) to the period ended November 30, 2010 and for the fiscal years ended November 30, 2011 and November 30, 2012.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s 2012 annual report, which is available free of charge upon request.

Per Share Data for a Share Outstanding Throughout Each Period

Institutional Class Shares	Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010(1)
Net Asset Value, Beginning of Period	$11.56	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	(0.04)	0.01
Net realized and unrealized gain on investments	2.39	0.97	1.35

Total from Investment Operations	2.45	0.93	1.36

Less distributions paid:
From net investment income	—	(0.02)	—
From net realized gains	(0.04)	(0.71)	—
Total distributions paid	(0.04)	(0.73)	—

Net Asset Value, End of Period	$13.97	$11.56	$11.36

Total Return (3)	21.21%	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$85,411	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver and expense reimbursement/recoupment(4)(5)	2.52%	2.64%	2.58%
After waiver and expense reimbursement/recoupment (4)(5)	2.61%	2.58%	2.16%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement/recoupment (5)	0.56%	(0.39)%	(0.29)%
After waiver and expense reimbursement/recoupment (5)	0.47%	(0.33)%	0.13%
Portfolio turnover rate(3)	275.88%	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement/recoupment and after waiver and expense reimbursement/recoupment ratios excluding dividends on short positions, interest and broker expenses were 1.41% and 1.50%, and 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2012, November 30, 2011, and November 30, 2010, respectively.

(5)	Annualized for periods less than one year.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Convergence Investment Partners, LLC
4200 West 115th Street, Suite 100
Leawood, Kansas 66211

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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Convergence Core Plus Fund
A series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 877-677-9414 by visiting the Fund’s website at www.investcip.com, or by writing to:

Convergence Core Plus Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

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Statement of Additional Information

March 28, 2013

CONVERGENCE CORE PLUS FUND
Investment Class Shares (MARVX)
Institutional Class Shares (MARNX)

This Statement of Additional Information (“SAI”) provides general information about the Convergence Core Plus Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated March 28, 2013 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  The Fund’s audited financial statements for the fiscal year ended November 30, 2012 are incorporated herein by reference from the Fund’s 2012 Annual Report to Shareholders.  To obtain a copy of the Prospectus and/or the Fund’s 2012 Annual Report to Shareholders, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.investcip.com.

Convergence Core Plus Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
877-677-9414

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The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of twenty-six other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  The Fund offers two classes of shares: Investment Class and Institutional Class.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series or class are borne by that series or class.  Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Convergence Investment Partners, LLC serves as the investment adviser to the Fund (the “Adviser”).

Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is to seek long-term capital growth.

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There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.  The Fund’s investment objective and investment strategies may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.  Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Diversification
The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to at least 75% of its total assets, may not invest more than 5% of its assets in any one issuer and may not hold more than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws.  The diversification of the Fund’s holdings is measured at the time the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  Consequently, the issuer’s convertible securities may be viewed as having more risk than its senior debt securities, but less risk than its common stock.

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The risks of investing in companies in general include business failure and reliance on erroneous reports.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Common Stock.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives.  The Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits and the issuer’s management capability and practices.

Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

Foreign Investments and Currencies
The Fund will invest in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and foreign securities traded on a national securities market, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

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Depositary Receipts.  The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in capital markets around the world.  ADRs, EDRs and GDRs are depositary receipts typically issued by a U.S. or foreign bank or trust company that give their holders the right to receive securities issued by a foreign company.  Such depositary receipts are denominated in the currency of the country of the bank or trust company that issues them.  For purposes of the Fund’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Adviser expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

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Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Some of the companies in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Short Sales
The Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position.  However, any potential gains in such portfolio securities would be wholly or partially offset by a corresponding loss in the short position.  The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

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The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

U.S. Government Obligations
As a non-principal investment strategy, the Fund may invest in U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. See “Agency Obligations,” below.  As a result, there is a risk that these entities will default on a financial obligation.

In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” FNMA, FHLMC, and the Student Loan Marketing Association (“SLMA”).  Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.  As a result, there is a risk that these entities will default on a financial obligation.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government.  Securities issued by the Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” and the Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” are supported only by the discretionary authority of the U.S. Government.  In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.  The U.S. government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

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Fixed-Income Securities
As a non-principal investment strategy, the Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”).  Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips.  Investment grade corporate bonds are those rated as “investment grade” by a nationally recognized statistical rating organization.  The Fund may also invest in unrated securities.

Junk Bonds.  Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before it receives any cash payments on its investment.  The Fund may have to accordingly dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Securities of Other Investment Companies
As a non-principal investment strategy, the Fund may invest its assets in shares of other investment companies, including money market funds, other mutual funds or exchange traded funds (“ETFs”).  The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

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If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Exchange-Traded Funds
An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security.  Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which the Fund invests are subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Real Estate Investment Trusts
As a non-principal investment strategy, the Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for pass-through of its income, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of the Fund’s investment in such REIT.

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Derivatives
The Fund may invest in derivative securities as a non-principal investment strategy.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index.  Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested.  They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Options, Futures and Other Strategies
General.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Commodities, Currencies and Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements
The Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

When-Issued Securities
When-issued securities transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  No income accrues to the purchaser of a security on a when-issued basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis.  These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.

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Repurchase Agreements
The Fund may enter into repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security that is subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. Government security.  If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian.  If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

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Restricted Securities
The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  These securities are sometimes referred to as private placements.  Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

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Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.

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Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower.  Any fee income received from a borrower in lieu of a dividend payment on a borrowed security will not constitute “qualified dividend” income for federal income tax purposes, which is generally taxed at the same rate as long-term capital gains for federal income tax purposes.  While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Illiquid Securities
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days.  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  The Fund will not invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Board of Trustees to be liquid.

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Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

5.	make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

6.
with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.
invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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Non-Fundamental Investment Restriction
The following non-fundamental investment restriction is applicable to the Fund.  This restriction can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to the restrictions on borrowing and investments in illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee*	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	27	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	27	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since October 23, 2009	27
Retired; Managing Director, Chief Administrative Officer (“CAO”) and
Chief Compliance Officer (“CCO”),
Granite Capital International Group,
L.P. (an investment management firm) (1994-2011); Vice President, Secretary, Treasurer and CCO of Granum Series
Trust (an open-end investment
company) (1997-2007); President,
CAO and CCO, Granum Securities,
LLC (a broker-dealer) (1997-2007).

Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee*	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chair-person and Trustee	Indefinite Term; Since August 22, 2001	27	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since November 15, 2005	N/A	Vice President, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (July 2001–present).	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all agreements with the Adviser, Distributor, Administrator, Custodian, and Transfer Agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a Chief Compliance Officer who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal “Board Meetings,” which are held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is composed of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Interested Trustee – Mr. Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, that is to say Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC (the “Distributor”), which acts as principal underwriter to the Fund and many of the Trust’s other underlying funds.  Mr. Neuberger also serves as Executive Vice President of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator”).  The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as a Trustee of the Trust since August 2001.  Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001.  Dr. Akers has been a Professor and Chair of the Department of Accounting of Marquette University since 2004, and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as a Trustee of the Trust since August 2001.  Mr. Drska has also served as an independent trustee of USA Mutuals since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since August 2001.  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as Executive Vice President of the Administrator, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

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Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since October 2009.  Mr. Siegel has also served, since 2010, as a trustee of the Gottex Multi-Asset Endowment fund complex and the Gottex Multi-Alternatives fund complex, each of which is composed of three closed-end investment companies, and, since 2011, as an Independent Manager of the Ramius IDF fund complex, which is composed of two closed-end investment companies.  Mr. Siegel previously served as the Managing Director, Chief Administrative Officer and Chief Compliance Officer of Granite Capital International Group, L.P., an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and Chief Compliance Officer of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, Chief Administrative Officer and Chief Compliance Officer of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2012, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of December 31, 2012, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditors concerning the scope of the audit and the auditor’s independence.  Dr. Akers is designated as the Audit Committee Chairman and the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.  During the past fiscal year, the Audit Committee met twice with respect to the Fund.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  The Nominating Committee met once during the Fund’s past fiscal year.

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Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Jesse Schmitting, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.  During the past fiscal year, the Valuation Committee met twice with respect to the Fund.

Trustee Compensation
The Independent Trustees receive a retainer fee of $40,000 per year, $2,000 for each in-person Board meeting and $1,000 for each telephonic Board meeting of the Trust, as well as reimbursement for expenses incurred in connection with attendance at board meetings.  Interested Trustees do not receive any compensation for their service as Trustee.  For the fiscal year ended November 30, 2012, the Trustees received the following compensation:

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust2 Paid to Trustees
Dr. Michael D. Akers, Independent Trustee	$1,920	None	None	$57,000
Gary A. Drska, Independent Trustee	$1,920	None	None	$57,000
Jonas B. Siegel, Independent Trustee	$1,843	None	None	$54,000
Joseph C. Neuberger, Interested Trustee	None	None	None	None
1.	Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
2.	There are currently twenty-six other portfolios comprising the Trust.

Participation A greem ent
Pursuant to an SEC exemptive order (“Aston Funds Exemptive Order”) obtained by Aston Funds, a registered investment company organized as a Delaware statutory trust, the Trust has entered into a participation agreement that permits a series of Aston Funds to invest in the Fund to a greater extent than normally allowed under the 1940 Act.  This arrangement is subject to a number of conditions set forth in the Aston Funds Exemptive Order, including a condition that the aggregate investment at the time of investment in the Fund by a series of the Aston Funds must be 25% or less of the Fund’s outstanding shares.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for a shareholder vote by the Fund.  As of February 28, 2013, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the Fund’s shares.  As of February 28, 2013, the following shareholders were considered to be principal shareholders of the Fund:

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Control Persons and Principal Shareholders – Investor Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Eleutherian Trust Company LLC 1205 North Orange Street Wilmington, DE 19701-1120	78.28%	Record	The First Floor, LLC	DE
U.S. Bank N.A. Custodian David W. Schulz IRA Rollover 10555 North Port Washington Road, Suite 204 Mequon, WI 53092-5559	21.72%	Record	N/A	N/A

Control Persons and Principal Shareholders – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	23.94%	Record	N/A	N/A
NFS LLC FEBO Bicknell FAM Holding Co LLC 4200 W. 115th Street, Suite 100 Leawood, KS 66211-2729	10.81%	Record	N/A	N/A
C/O The Bank of New York Mellon Wendel & CO 495426 P.O. Box 1066 Wall Street Station New York, NY 10268-1066	7.34%	Record	N/A	N/A
Exclusive Company Corp. 318 North Main Street Oshkosh, WI 54901-4817	5.97%	Beneficial	N/A	N/A

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Convergence Investment Partners, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser is majority-owned by Montage Asset Management, LLC (f/k/a Mariner Wealth Advisors), a Kansas limited liability company and registered investment adviser.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on an annual rate equal to 1.00% of the Fund’s average daily net assets, as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

The table below sets forth, for the fiscal periods ended November 30, 2010, 2011 and 2012, the advisory fees accrued by the Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or recouped by the Adviser, and the total advisory fees paid by the Fund to the Adviser under the Advisory Agreement:

Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment / Waiver
November 30, 2012	$699,382	$64,544	$763,926
November 30, 2011	$383,741	$(24,482)	$359,259
November 30, 2010(1)	$185,219	$(78,478)	$106,741
(1)	The Fund commenced operations on December 29, 2009.

Fund Expenses.  The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, the Adviser has agreed to waive management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) to the limit set forth in the Fees and Expenses table of the Prospectus.  Any such reimbursement made by the Adviser of its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers
As stated in the Prospectus, Mr. David J. Abitz, CFA, and Mr. Jonathan G. Franklin (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2012:

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

David J. Abitz
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	127	$68.8 million	0	$0

Jonathan G. Franklin
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	135	$70 million	0	$0

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Adviser compensates the Portfolio Managers for their management of the Fund.  The Portfolio Managers are compensated with a fixed salary.  Additionally, each Portfolio Manager maintains an equity interest in the Adviser.

As of November 30, 2012, the Portfolio Managers beneficially owned shares of the Fund as shown below:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
David J. Abitz	$10,001 - $50,000
Jonathan G. Franklin	$10,001 - $50,000

Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, (the “Administrator” or “USBFS”), the Administrator acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets at the annual rate of 0.10% of average net assets on the first $50 million, 0.08% of average net assets on the next $250 million, and 0.05% on the balance, all subject to an annual minimum fee of $35,000.

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For the fiscal periods indicated below, the Fund paid the following fees to the Administrator:

Administration Fees Paid During Fiscal Period Ended November 30,
2012	2011	2010(1)
$76,925	$46,581	$29,738
(1)	The Fund commenced operations on December 29, 2009.

U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, is the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.  USBFS also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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Distrib uti on (Rule 12b-1) Plan
As noted in the Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).

12b-1 Distribution Fee
Under the Distribution Plan, the Fund pays a fee to the Distributor for distribution services (the “Distribution Fee”) for Investment Class shares of the Fund at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investment Class shares.  The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Investment Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Institutional Class shares of the Fund are not subject to a Distribution Fee.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

Investment Class shares commenced operations on January 31, 2013.  Accordingly, the Fund did not accrue any expenses pursuant to the Distribution Plan during the fiscal year ended November 30, 2012.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

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While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The following table lists such securities which have been acquired by the Fund as of November 30, 2012:

Securities	Value of Holding
JP Morgan Chase	$1,409,044

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

The following table shows the Fund’s total commissions and transactions paid for research services for the fiscal period ended November 30, 2012:

Commissions	Transactions
$321,336	$743,724,851

The following table shows the amounts paid by the Fund in brokerage commissions for the fiscal periods ended November 30, 2012, 2011 and 2010.

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Brokerage Commissions Paid During Fiscal Period Ended November 30,
2012	2011	2010(1)
$325,522	$294,751	$170,173
(1)	The Fund commenced operations on December 29, 2009.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders currently taxed at a maximum rate of 39.6%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

For the fiscal years ended November 30, 2012 and 2011, the portfolio turnover rate for the Fund was as follows:

Portfolio Turnover During Fiscal Year Ended November 30,
2012(1)	2011
275.88%	412.51%
(1)
The Adviser may at times engage in active trading when determined by the Adviser to be necessary to achieve the Fund's investment objective, as described in the Prospectus.  The decrease in portfolio turnover from the fiscal year ended November 30, 2011 to the fiscal year ended November 30, 2012, reflects a decrease in the frequency of trading of the Fund's portfolio during the 2012 fiscal year.

Code of Ethics
The Fund, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of the Adviser are attached as Appendix A.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling toll-free, 877-677-9414 or by accessing the SEC’s website at www.sec.gov.

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Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Mr. Robert M. Slotky has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Adviser has also adopted the Portfolio Holdings Policies.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies.  The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies.  The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies.  The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings (1) by overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies.  The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

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In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund’s Accountant; the Custodian; the Transfer Agent; the Fund’s independent auditor; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities.  Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.  Currently, between the 5th and 10th business day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website.  Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

The Fund’s securities, including depositary receipts, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

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Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the NAV next determined after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

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How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions made in-kind are taxed in the same manner as redemptions made in cash.

Federal In com e Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level.  If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

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To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies.  Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses.  Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund.  The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders at ordinary income rates which, for non-corporate shareholders, are currently as high as 39.6%.  For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares.  The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to non-corporate shareholders as long-term capital gain regardless of the length of time shares have been held.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum rate of 20%.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash.  Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

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Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss.  Any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption.  If a shareholder's loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after December 31, 2013 and distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax .

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

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Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income.  This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular shareholder.  You are urged to consult your own tax adviser.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward), although a distribution from capital gain, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholder.  Net capital losses realized by the Fund may be carried over indefinitely, and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to the shareholder and the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells or redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.

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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss.  If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  The Fund will use the high cost method, which deems shares with the highest cost basis to be sold or redeemed first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund’s 2012 Annual Report to Shareholders are incorporated herein by reference.

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Appendix A – Proxy Voting Policy of the Adviser

Convergence Investment Partners, LLC
Proxy Voting Procedures

In accordance with Rules 30b1-4 of the Investment Company Act of 1940 & 206(4)-6 & 204-2 of the Investment Advisers Act of 1940, Convergence Investment Partners, LLC (“CIP”) is providing all clients with a summary of its proxy voting procedures.

•
Upon opening an account with CIP, clients are given the option to delegate proxy-voting discretion to CIP by completing the appropriate documents.  CIP will only exercise proxy-voting discretion over client shares in the instances where clients give CIP discretionary authority to vote on their behalf.

•
It is CIP’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between CIP and its clients.  Glass Lewis & Co. and CIP retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•
CIP may vote client shares inconsistent with Glass Lewis & Co. recommendations if CIP believes it is in the best interest of its clients and such a vote does not create a conflict of interest between CIP and its clients.  In such a case, CIP will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•	CIP votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, CIP will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	CIP’s Compliance Department will review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of CIP’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

•
If you have any questions or would like a copy of CIP’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact CIP’s Chief Compliance Officer at 913-647-9700.

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A-1

TRUST FOR PROFESSIONAL MANAGERS
PART C

CONVERGENCE CORE PLUS FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)			Amended and Restated By-Laws.
	(1)		Previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(e)
Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(h)			Other Material Contracts.
(1)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(2)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(3)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 357 to its Registration Statement on Form N-1A with the SEC on January 25, 2013, and is incorporated by reference.
(5)
Operating Expenses Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(i)		Legal Opinions.
(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

	(2)	Consent of Counsel – Filed Herewith.
(j)		Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)		Omitted Financial Statements – Not Applicable.
(l)		Agreement Relating to Initial Capital.
	(1)	Previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.
(m)		Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.
(n)		Rule 18f-3 Plan was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.
(o)		Reserved.
(p)		Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 322 to its Registration Statement on Form N-1A with the SEC on June 26, 2012, and is incorporated by reference.

(2)
Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A with the SEC on December 18, 2009, and is incorporated by reference.

(3)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 330 to its Registration Statement on Form N-1A with the SEC on September 19, 2012, and is incorporated by reference.

Item 29.    Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification.

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser.

Convergence Investment Partners, LLC (the “Adviser”) serves as the investment adviser for the Convergence Core Plus Fund (the “Fund”).  The principal business address of the Adviser is 4200 West 115th Street, Suite 100, Leawood, KS 66211.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated September 24, 2012.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	IronBridge Funds, Inc.
Aegis Funds	Jacob Funds, Inc.
Aegis Value Fund, Inc.	Jacob Funds II
Allied Asset Advisors Funds	Jensen Portfolio, Inc.
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
Empiric Funds, Inc.	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hennessy Funds, Inc.	Wexford Trust/PA

Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hennessy SPARX Funds Trust	WY Funds
Hotchkis & Wiley Funds	YCG Funds

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Convergence Investment Partners, LLC 4200 West 115th Street, Suite 100 Leawood, KS 66211
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34.    Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 364 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 364 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 19th day of March, 2013.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 364 to its Registration Statement has been signed below on March 19, 2013, by the following persons in the capacities indicated.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By:       /s/ John Buckel
John Buckel
*Attorney-in-Fact pursuant to Power of Attorney
                previously filed with Registrant’s Post-Effective
               Amendment No. 357 to its Registration Statement
               on Form N-1A with the SEC on January 25, 2013,
               and is incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	EX-99.i.2
Consent of Independent Registered Public Accounting Firm	EX-99.j.1